                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 9, 2005
                                                         ----------------

                              ENCLAVES GROUP, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    Delaware                      000-29689                    20-1951556
--------------------------------------------------------------------------------
(State or other jurisdiction     (Commission                  (IRS Employer
 of incorporation)               File Number)                Identification No.)

2550 East Trinity Mills Road, Suite 122, Carrollton, Texas            75006
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (zip code)

Registrant's telephone number, including area code: (972) 416-9304
                                                    --------------

                                       N/A
--------------------------------------------------------------------------------
           (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      FLORIDA FINANCING.

     On December 9, 2005, our Florida subsidiary,  Enclaves of Eagle Nest LLC, a
Florida limited liability  company ("Eagle Nest LLC"),  executed and delivered a promissory note for $1,250,000 in favor of K&B Equity Group, Inc. d/b/a Magellan
Mortgage  Group  ("Magellan  Mortgage")  (the  "Eagle  Nest  Promissory  Note"),
attached  hereto  as  Exhibit  10.1,  to  evidence  a loan to Eagle  Nest LLC by
Magellan Mortgage in the amount of $1,250,000 (the "Eagle Nest Loan"). The terms of the Eagle Nest Loan are  evidenced  in the Eagle Nest  Promissory  Note.  The
Eagle Nest Loan bears interest at the per annum rate of ten and one-half percent
(10.5%),  payable in  monthly  interest-only  installments  of  $10,937.50,  and matures with a balloon  payment on December 9, 2006.  The Eagle Nest  Promissory
Note is secured by a first  mortgage  lien granted  pursuant to the Mortgage and
Security Agreement dated December 9, 2005 by Eagle Nest LLC in favor of Magellan
Mortgage,  attached  hereto as Exhibit 10.2,  against the real property owned by
Eagle Nest LLC in the City of North Fort Myers, Lee County, Florida.

     SOUTH CAROLINA FINANCING.

     In  connection  with the  acquisition  described  in Item 2.01  hereof,  on
December 9, 2005, our South Carolina  subsidiary,  Enclaves of Grand Oaks LLC, a
South  Carolina  limited  liability  company  ("Grand  Oaks LLC"),  executed and delivered a promissory  note in the amount of  $4,615,000  in favor of Sovereign
Bank (the "Grand Oaks  Promissory  Note"),  attached hereto as Exhibit 10.3. The
Grand  Oaks  Promissory  Note  evidences  an  acquisition  loan in the amount of
$4,615,000  to Grand Oaks LLC (the "Grand  Oaks  Loan") made  pursuant to a loan agreement  dated  December 9, 2005 by and between  Grand Oaks LLC and  Sovereign
Bank (the "Grand Oaks Loan  Agreement"),  attached  hereto as Exhibit 10.4.  The
Grand Oaks Loan bears  interest at the per annum rate of the LIBOR Rate plus two hundred twenty-five (225) basis points for interest periods of thirty (30) days, payable  in  monthly  interest-only  installments,  and  matures  with a balloon payment on December 31, 2006,  unless extended an additional  twelve (12) months at the option of Grand Oaks LLC by  payment  of a 1/2%  option fee to  Sovereign
Bank at the time of extension.  The "LIBOR Rate" is determined under the Loan by reference to the composite  London  Interbank  Offered Rate which appears on the
Telerate  page  3750 as of  11:00  a.m.  London  time on the day that is two (2)
London Banking Days preceding the first interest period.

     The Grand Oaks Loan is secured by a first mortgage lien granted pursuant to the Mortgage, Security Agreement and Financing Statement dated December 9, 2005, by Grand  Oaks LLC in favor of  Sovereign  Bank  (the  "Grand  Oaks  Mortgage"), attached hereto as Exhibit 10.5. Pursuant to the Grand Oaks Mortgage, Grand Oaks
LLC  grants  Sovereign  Bank a  security  interest  against  the  real  property comprised of parcels of land containing  approximately two hundred seventy seven and 27/1000 (277.27) acres acquired by Grand Oaks LLC in Lexington County, South
Carolina (the "Grand Oaks Property").

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

         See "Item  1.01.  Entry into a Material  Definitive  Agreement  - South
Carolina Financing" discussing the $4,615,000 Grand Oaks Loan, pursuant to which

Grand Oaks LLC  obtained  acquisition  loan  proceeds  to acquire the Grand Oaks
Property,  for a purchase  price of seven million one hundred  thousand  dollars
($7,100,000).  The Grand  Oaks  Property  is the real  property  subject  of the
Purchase  and Sale  Agreement  effective  as of October  24, 2005 by and between
Grand Oaks  Development  LLC, a South Carolina  limited  liability  company,  as
Seller,  and Grand Oaks LLC, as Purchaser,  set forth in our 8-K Current  Report dated  October 26, 2005.  The Grand Oaks  Property  includes  approximately  one thousand one hundred  (1,100)  building lots, some portion of which we would use for an Enclaves home division development for our LEASE AND OWN SM Program.

ITEM 2.03   CREATION OF A DIRECT FINANCIAL  OBLIGATION OR AN OBLIGATION UNDER AN
            OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

     See Item 1.01 - Entry into a Material Definitive  Agreement  discussing the
Eagle Nest Loan and the Grand Oaks Loan.

ITEM 8.01   OTHER EVENTS.

     Sovereign Bank required,  as further security for and a condition of making the Grand Oaks Loan, that we obtain and furnish an unconditional guaranty of the
Grand Oaks Loan from Homes for  America  Holdings,  Inc.,  a Nevada  corporation
("HFAH") and the majority holder of our outstanding  capital stock. HFAH entered into a  guaranty  agreement  with  Sovereign  Bank  and we paid  HFAH the sum of
$69,225,  being  1-1/2% of the  guaranteed  amount,  as a guaranty  fee for that credit enhancement of the Grand Oaks Loan.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

      (c)   Exhibits

EXHIBIT NO. DESCRIPTION OF EXHIBIT

      10.1  Promissory  Note dated  December 9, 2005,  by Enclaves of Eagle Nest
            LLC in the amount of  $1,250,000  to K&B Equity  Group,  Inc.  d/b/a
            Magellan Mortgage Group.

      10.2  Mortgage and Security  Agreement dated December 9, 2005, by Enclaves of Eagle Nest LLC in favor of K&B Equity Group,  Inc. d/b/a Magellan
            Mortgage Group.

      10.3  Promissory  Note dated  December 9, 2005,  by Enclaves of Grand Oaks
            LLC in the amount of $4,615,000 to Sovereign Bank.

      10.4  Loan Agreement  dated  December 9, 2005, by and between  Enclaves of
            Grand Oaks LLC and Sovereign Bank.

      10.5  Mortgage,  Security Agreement and Financing Statement dated December
            9, 2005, by Enclaves of Grand Oaks LLC in favor of Sovereign Bank.

                                   SIGNATURES

          Pursuant to the  requirements of the Securities  Exchange Act of 1934, the  registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    ENCLAVES GROUP, INC.

Dated:  December 15, 2005           By: /s/ Daniel G. Hayes
                                        ----------------------------------------
                                    Name: Daniel G. Hayes
                                    Title: President and Chief Executive Officer